July 22, 2024

BNY Mellon Investment Funds V, Inc.

- BNY Mellon Diversified International Fund

Supplement to Statement of Additional Information

BNY Mellon Diversified International Fund (the "Fund"), is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on July 19, 2024, Fund shares held by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates were exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

GRP2-SAISTK-0724